SUPPLEMENT DATED MAY 1, 2015
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY, AND
COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immediately, the names of the following investment options have changed:

Current Name	New Name

Columbia Variable Portfolio - S&P 500 Index Fund	Columbia Variable Portfolio - Large Cap Index Fund

Columbia Variable Portfolio - Mid Cap Value Opportunity Fund	Columbia Variable Portfolio - Mid Cap Value Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

All Stars NY 5/2015